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                                                                    EXHIBIT 10.3


                                   COPYRIGHT
                            MORTGAGE AND ASSIGNMENT;
                               POWER OF ATTORNEY

                      This COPYRIGHT MORTGAGE AND ASSIGNMENT; POWER OF ATTORNEY is entered into as of September 30, 1996, by SPELLING ENTERTAINMENT GROUP INC. ("SEGI"), SPELLING ENTERTAINMENT INC. ("SEI"), AARON SPELLING PRODUCTIONS, INC. ("ASP"), SPELLING FILMS INC. ("SFI"), SPELLING TELEVISION INC.("STI"), TORAND PRODUCTIONS INC.("TPI"), WORLDVISION ENTERPRISES, INC.("WORLDVISION"), LAUREL ENTERTAINMENT, INC.("LAUREL"), HAMILTON PROJECTS, INC. ("HAMILTON"), REPUBLIC ENTERTAINMENT INC. ("RPI"), REPUBLIC DISTRIBUTION CORPORATION ("RDC"), WILSHIRE ENTERTAINMENT INC. ("WILSHIRE"), SPELLING SATELLITE NETWORKS INC.("SSNI"), BIG TICKET TELEVISION INC. ("BIG TICKET"), VIE HOLDING COMPANY("VIE HOLDING"), WESTWOOD STUDIOS, INC. ("WESTWOOD"), VIRGIN INTERACTIVE ENTERTAINMENT, INC.("VIE") and the other present and future subsidiaries of SEGI that are from time to time party hereto (the "OTHER SUBSIDIARIES") (SEGI, SEI, ASP, SFI, STI, TPI, Worldvision, Laurel, Hamilton, RPI, RDC, Wilshire, SSNI, Big Ticket, VIE Holding, Westwood, VIE and the Other Subsidiaries of SEGI that are parties hereto (each a "GRANTOR" and collectively, "GRANTORS") in favor of and for the benefit of VIACOM INC. ("LENDER").

                                    RECITALS

                      1. SEGI, SEI, ASP, SFI, STI, TPI, Worldvision, Laurel, Hamilton, RPI, RDC, Wilshire, SSNI, Big Ticket, VIE Holding, Westwood, and VIE (individually a "BORROWER" and collectively the "BORROWERS") and Lender have entered into a Credit Agreement dated as of September 30, 1996, (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement).

                      2. Grantors have executed and delivered a Guaranty dated as of September 30, 1996 (said Guaranty, as it may hereafter be amended, supplemented or modified from time to time, being the "GUARANTY") in favor of Lender, pursuant to which, inter alia, the Grantors have guaranteed the Guaranteed Obligations (as that term is defined in the Guaranty).

                      3. Lender and Grantors have entered into a Pledge and Security Agreement dated as of September 30, 1996 (said Pledge and Security Agreement, as it may hereafter be amended, supplemented or modified from time to time, being the "PLEDGE AND SECURITY AGREEMENT") pursuant to which, inter alia, the Grantors have mortgaged, pledged,





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assigned and granted to Lender a continuing security interest in all of the
Grantors' rights, titles and interests (but none of the Grantors' obligations or liabilities with respect to) in and to the Collateral in order to secure the payment and performance of the Secured obligations (as the terms "Collateral" and "Secured Obligations" are defined in the Pledge and Security Agreement).

            NOW, THEREFORE, KNOW ALL PEOPLE BY THESE PRESENTS that for good and valuable consideration, receipt of which is hereby acknowledged, the undersigned Grantors do hereby mortgage, assign, grant, convey and transfer for security to Lender and Lender's successors and assigns, throughout the world, in perpetuity, all of Grantors' rights, titles and interests of every kind and nature, without limitation, (but none of Grantors' obligations or liabilities) in and to (a) all of the copyrights, rights, titles and interests of every kind and nature without limitation in and to copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created, authored (as a work for hire or otherwise), acquired or used (whether pursuant to a license or otherwise) by Grantors, in whole or in part, and all common law and other rights and interests in copyrights throughout the world, including all copyright licenses (the "COPYRIGHT RIGHTS") with respect thereto and all registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such copyrights, registrations and Copyright Rights and to register works protectable by copyright, including, without limitation: (i) all of Grantors' rights, titles and interests, to the extent that they now have or hereafter acquire the same, in and to the works listed on SCHEDULE 1 attached hereto, as the same may be amended from time to time (the "WORKS"); (ii) all of Grantors' rights, titles and interests, to the extent that they now have or hereafter acquire the same, in and to all renewals and extensions of the copyrights in and to the Works that may be secured under the law now or hereafter in force and effect; and (iii) all of Grantors' rights, titles and interests, to the extent that they have the same, to make and exploit derivative works based on or adopted from the Works (the "DERIVATIVE WORKS"); and it being understood and agreed that the foregoing shall include, without limitation, rights and interests pursuant to licensing or other contracts in favor of Grantors pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties; (b) all proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing.

            Grantors agree that if any person, firm or corporation shall do or perform any acts which the Lender believes to constitute a copyright infringement of the Works or any Derivative Works, or constitute a plagiarism, or violate or infringe any rights of Grantors or the Lender therein or if any person, firm or corporation shall do or perform any acts which the Lender believes to constitute an unauthorized or unlawful distribution, exhibition, or use





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     thereof, then and in any such event, the Lender may and shall have the right (but not the obligation) to take such steps and institute such suits or proceedings as the Lender may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. The Lender may take such steps or institute such suits or proceedings in its own name or in the name of Grantors, or any of them, or in the names of the parties jointly. Without limiting the generality of the foregoing, the aforesaid conveyance and assignment for security includes all prior choses-in-action, at law, in equity and otherwise, the right to recover all damages and other sums, and the right to other relief allowed or awarded at law, in equity, by statute or otherwise.

                      Effective upon occurrence, and during the continuance, of an Event of Default (as defined in the Credit Agreement), the Grantors hereby irrevocably constitute and appoint the Lender their lawful attorney-in-fact to do all acts and things permitted or contemplated by the terms hereof and the Credit Agreement, the Guaranty, the Pledge and Security Agreement and the other Credit Documents and this Copyright Mortgage and Assignment is expressly made subject to the terms and conditions contained in said documents which are incorporated herein by reference as if set forth in full.

                      This Copyright Mortgage and Assignment shall be governed by and construed in accordance with the internal laws of the State of New York and the United States without regard to the conflicts or choice of law provisions thereof

     Dated as of September 30, 1996.


                                       GRANTORS:

                                       SPELLING ENTERTAINMENT GROUP INC.

                                       By: /s/ Peter Bachmann
                                           ________________________

                                       Title: Executive Vice President
                                              _______________________


                                       SPELLING ENTERTAINMENT INC.

                                       By: /s/ Peter Bachmann
                                           ________________________


                                       Title: President
                                              _______________________



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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                         AARON SPELLING PRODUCTIONS, INC.
                         SPELLING FILMS INC.
                         SPELLING TELEVISION INC.
                         TORAND PRODUCTIONS INC.
                         WORLDVISION ENTERPRISES, INC.
                         LAUREL ENTERTAINMENT, INC.
                         HAMILTON PROJECTS, INC.
                         REPUBLIC ENTERTAINMENT INC.
                         REPUBLIC DISTRIBUTION CORPORATION
                         WILSHIRE ENTERTAINMENT INC.
                         SPELLING SATELLITE NETWORKS, INC.
                         BIG TICKET TELEVISION INC.
                         VIE HOLDING COMPANY
                         WESTWOOD STUDIOS, INC.
                         VIRGIN INTERACTIVE ENTERTAINMENT, INC.


                         By: /s/ Peter Bachmann
                             ________________________
                         As an authorized officer of each of
                                   the foregoing corporations

                         Address:  5700 Wilshire Boulevard
                                   Los Angeles, California 90036



ACCEPTED AND AGREED TO:

VIACOM INC.
as Lender

By: /s/ Vaughn A. Clarke
    ___________________________________

Title: Senior Vice President, Treasurer
      _________________________________





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